Lord Abbett Fundamental Equity Fund

Supplement dated September 17, 2013 to the
Summary Prospectus dated March 1, 2013

Effective October 1, 2013, the following replaces the subsection titled “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Deepak Khanna, Partner and Portfolio Manager	2007
Sean J. Aurigemma, Portfolio Manager	2010

Please retain this document for your future reference.